UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2006
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
in Company)
WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Items 1, 2, 3, 4, 5, 6, 8. Not Applicable
Item 7. Regulation FD Disclosure
Item 9. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-99.1: TEXT OF POWER POINT SLIDES

Items 1, 2, 3, 4, 5, 6, 8. Not Applicable.
Item 7. Regulation FD Disclosure.
On March 1, 2006, at 8:30 a.m. Eastern Time, Ronald E. Hermance, Jr., Chairman, President and CEO of Hudson City Bancorp, Inc. (“the Company”), will make a financial presentation regarding the Company at the Keefe Bruyette & Woods Regional Bank Conference. The text of the Power Point slides used during this presentation is attached as Exhibit 99.1.
A simultaneous audio webcast of Mr. Hermance’s presentation, including the slide presentation, will be available through the following webcast link:
http://www.kbw.com/news/conference_regional.html
The audio webcast will also be available through Hudson City Bancorp, Inc.’s website, www.hcbk.com. The link to the audio webcast presentation through our website will be available until May 1, 2006.
Item 9. Financial Statements and Exhibits.
No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description
99.1	Text of the Power Point slides used during the presentation made on March 1, 2006, by Ronald E. Hermance, Jr., Chairman, President and CEO of Hudson City Bancorp, Inc. at KBW’s Regional Bank Conference.
The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as mended, and shall not otherwise be deemed filed under such Acts .

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.

	By:	/s/ Denis J. Salamone

Denis J. Salamone
Senior Executive Vice President
and Chief Operating Officer
Dated: February 28, 2006

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Exhibit Index

Exhibit No.	Description
99.1	Text of the Power Point slides used during the presentation made on March 1, 2006, by Ronald E. Hermance, Jr., Chairman, President and CEO of Hudson City Bancorp, Inc. at KBW’s Regional Bank Conference.

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